Exhibit 99.4

ESCROW AGREEMENT

     THIS ESCROW AGREEMENT (“Agreement”) is made and entered into as of the 24th day of January, 2005, by and among JPMorgan Chase Bank, N.A., a national banking association (the “Escrow Agent”), ArQule, Inc., a Delaware corporation (the “Company”), and J.P. Morgan Securities Inc., a Delaware corporation (the “Placement Agent”).

Background

     WHEREAS, the Company proposes to sell an aggregate of up to 5,788,095 shares of its common stock, par value $.01 per share (the “Shares”), for an aggregate of up to $30,387,500, all as described in the Company’s registration statement on Form S-3 (Registration No. 333-111181) (which, together with all amendments or supplements thereto is referred to herein as the “Registration Statement”);

     WHEREAS, the Shares are being offered by the Company to subscribers identified by the Placement Agent, pursuant to the terms of the Placement Agent Agreement, dated January 24, 2005, by and between the Company and the Placement Agent (the “Placement Agent Agreement”);

     WHEREAS, unless the transactions contemplated by the Placement Agent Agreement have been abandoned pursuant to the terms thereof, or unless otherwise agreed to by the Company and the Placement Agent, the closing of the purchase and sale of the Shares shall take place on January 28, 2005 (the “Closing Date”);

WHEREAS, the offering of the Shares may be terminated pursuant to the terms of the Placement Agent Agreement (the date of such termination, if so terminated, is referred to herein as the “Termination Date”);

     WHEREAS, with respect to each of the subscription payments received from subscribers, the Company and the Placement Agent propose to establish an escrow account with the Escrow Agent in the name of the Company at 4 New York Plaza, 21st Floor, New York, New York 10004; and

     WHEREAS, the Escrow Agent is willing to receive and disburse the proceeds from the offering of the Shares in accordance herewith.

Terms

     NOW, THEREFORE, in consideration of the mutual agreements contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     1. Deposit of Escrowed Funds. The subscribers for the Shares shall wire to the Escrow Agent funds of the subscribers delivered in payment for the Shares (the “Escrowed Funds”). Upon receipt of funds from such subscribers, the Escrow Agent shall credit such funds to a non-interest bearing account held by the Escrow Agent. The wire instructions for such subscriber funds are set forth in the notice provision for the Escrow Agent in Section 9 of this Agreement.

     2. Acceptance. Upon receipt of the Escrowed Funds, the Escrow Agent shall acknowledge such receipt in writing to the Company and the Placement Agent and shall hold and disburse the same pursuant to the terms and conditions of this Agreement. The Escrow Agent shall have no duty to verify whether the amounts and property delivered comport with the requirements of any other agreement.

     3. List of Subscribers. The Placement Agent shall furnish or cause to be furnished to the Escrow Agent, at the time of each deposit of funds pursuant to Section 1, a list, substantially in the form of Exhibit A hereto, containing the name of, the address of, the number of Shares subscribed for by, the subscription amount to be delivered to the Escrow Agent on behalf of, and the social security or taxpayer identification number of, each subscriber whose funds are being deposited. The Escrow Agent shall promptly notify the Placement Agent and the Company of any discrepancy between the subscription amounts set forth on any list delivered pursuant to this Section 3 and the subscription amounts received by the Escrow Agent. The Escrow Agent is authorized to revise such list to reflect the actual subscription amounts received and the release of any subscription amounts pursuant to Section 4.

     4. Withdrawal of Subscription Amounts.

          (a) If the Escrow Agent shall receive a notice, substantially in the form of Exhibit B hereto (an “Offering Termination Notice”), from the Company, the Escrow Agent shall, promptly after receipt of such Offering Termination Notice, send to each subscriber listed on the list held by the Escrow Agent pursuant to Section 3 whose total subscription amount shall not have been released pursuant to paragraph (b) or (c) of this Section 4, in the manner set forth in paragraph (d) of this Section 4, a check to the order of such subscriber in the amount of the remaining subscription amount held by the Escrow Agent as set forth on such list held by the Escrow Agent. The Escrow Agent shall notify the Company and the Placement Agent of the distribution of such funds to the subscribers.

          (b) In the event that (i) the Shares have been subscribed for and funds in respect thereof shall have been deposited with the Escrow Agent on or before the Termination Date and (ii) no Offering Termination Notice shall have been delivered to the Escrow Agent, the Company and the Placement Agent shall deliver to the Escrow Agent a joint notice, not less than one (1) nor more than three (3) business days prior to the Closing Date, substantially in the form of Exhibit C hereto (a “Closing Notice”), designating how the proceeds of such subscriptions are to be distributed on the Closing Date, and identifying the subscribers and the number of Shares to be sold to each subscriber on the Closing Date. The Escrow Agent, after receipt of such Closing Notice, on the Closing Date, shall pay to the Company and the Placement Agent, in federal or other immediately available funds and otherwise in the manner specified in such Closing Notice, an amount equal to the aggregate of the subscription amounts paid by the subscribers identified in such Closing Notice for the Shares to be sold on the Closing Date as set forth on the list held by the Escrow Agent pursuant to Section 3.

          (c) If at any time and from time to time prior to the release of any subscriber’s total subscription amount pursuant to paragraph (a) or (b) of this Section 4 from escrow, the Company shall deliver to the Escrow Agent a notice, substantially in the form of Exhibit D hereto (a “Subscription Termination Notice”), to the effect that any or all of the subscriptions of such subscriber have been rejected by the Company (a “Rejected Subscription”), the Escrow Agent, promptly after receipt of such Subscription Termination Notice, to the extent of the sum of such subscriber’s Rejected Subscription amount as set forth in the Subscription Termination Notice, send to such subscriber, in the manner set forth in paragraph (d) of this Section 4, a check to the order of such subscriber in the amount of such Rejected Subscription amount.

          (d) For the purposes of this Section 4, any check that the Escrow Agent shall be required to send to any subscriber shall be sent to such subscriber by first class mail, postage prepaid, at such subscriber’s address furnished to the Escrow Agent pursuant to Section 3.

     5. Escrow Agent; Duties and Liabilities.

          (a) It is expressly understood and agreed by the parties that (i) the duties of the Escrow Agent, as herein specifically provided, are purely ministerial in nature; (ii) the Escrow Agent shall not have any duty to deposit the Escrowed Funds except as provided herein, (iii) the Escrow Agent shall not be responsible or liable in any manner whatsoever for, or have any duty to inquire into, the sufficiency, correctness, genuineness or validity of the notices it receives hereunder, or the identity, authority or rights of any of the parties; (iv) the Escrow Agent shall have no duties or responsibilities in connection with the Escrowed Funds, other than those specifically set forth in this Agreement; (v) the Escrow Agent shall not incur any liability in acting upon any signature, written notice, request, waiver, consent, receipt, or any other paper or document reasonably believed by the Escrow Agent to be genuine; (vi) the Escrow Agent may assume that any person purporting to have authority to give notices on behalf of any of the parties in accordance with the provisions hereof has been duly authorized to do so; (vii) the Escrow Agent shall incur no liability whatsoever except for such resulting from its willful misconduct or gross negligence, as long as the Escrow Agent has acted in good faith in the performance of its duties hereunder; and (viii) upon the Escrow Agent’s performance of its obligations under Section 4 hereof, the Escrow Agent shall be relieved of all liability, responsibility and obligation with respect to the Escrowed Funds or arising out of or under this Agreement.

          (b) The Escrow Agent shall not be under any obligation to take any legal action in connection with this Agreement or towards its enforcement or performance, or to appear in, prosecute or defend any action or legal proceeding, or to file any return, or pay or withhold any income or other tax payable with respect to any Escrowed Funds or the disbursement thereof, any payment of or in respect of which shall constitute a Loss under Section 6 below, and the Placement Agent and the Company agree to provide to the Escrow Agent such information and documentation as the Escrow Agent may reasonably request in connection therewith.

          (c) In the event of any disagreement relating to the Escrowed Funds or the disbursement thereof resulting in adverse claims or demands being made in connection with the Escrowed Funds or in the event that the Escrow Agent is in doubt as to what action it should take hereunder, the Escrow Agent shall be entitled to retain the Escrowed Funds, but only to the extent of the Escrowed Funds in controversy, until the Escrow Agent shall have received a final non-appealable order of a court of competent jurisdiction directing delivery of the Escrowed Funds, in which event the Escrow Agent shall disburse the Escrowed Funds in accordance with such order. Any court order shall be accompanied by a legal opinion by counsel for the presenting party satisfactory to the Escrow Agent to the effect that the order is final and non-appealable. The Escrow Agent shall act on such court order and legal opinion without further question. If a proceeding for such determination is not begun and diligently continued, the Escrow Agent may make an ex parte application, or bring any appropriate action, for leave to deposit the Escrowed Funds in the Supreme Court of the State of New York, County of New York seeking such determination or such declaratory relief as the Escrow Agent shall deem reasonably necessary under the circumstances, and the parties each hereby irrevocably consent to the entering of an ex parte order pursuant to all applicable laws, rules and procedures of the State of New York and such court. The Escrow Agent shall be reimbursed by the Company for all of the Escrow Agent’s reasonable costs and expenses of such action or proceeding, including, without limitation, attorneys’ fees and disbursements.

          (d) The Escrow Agent does not have any interest in the Escrowed Funds deposited hereunder and is serving as escrow agent only and having only possession thereof. Any payments of income from the Escrowed Funds shall be subject to withholding regulations then in force with respect to United States federal or state income taxes. The parties hereto shall provide the Escrow Agent with appropriate Internal Revenue Service Forms W-9 for tax identification number certification or non-resident alien certifications. Section 5(c), Section 5(d) and Section 6 shall survive any termination of this Agreement or the resignation of the Escrow Agent in accordance with Section 5(h) below.

          (e) None of the provisions of this Agreement shall require the Escrow Agent to expend or risk its own funds or otherwise to incur any liability, financial or otherwise, in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers if it shall have reasonable grounds for believing that repayment of such funds or indemnity satisfactory to it against such risk or liability is not assured to it.

          (f) The Escrow Agent may consult with independent counsel and the advice or any opinion of counsel shall be full and complete authorization and protection in respect of any action taken or omitted by it hereunder in good faith and in accordance with such advice or opinion of counsel.

          (g) The Escrow Agent may execute any of the trusts or powers hereunder to perform any (and the Escrow Agent may execute any of the trusts or powers hereunder to perform any other duties hereunder with the written consent of the Company, which consent may not unreasonably withheld) either directly or through agents, attorneys, custodians or nominees appointed with due care, and shall not be responsible for any willful misconduct or gross negligence on the part of any agent, attorney, custodian or nominee so appointed.

          (h) The Escrow Agent may at any time resign by giving ten (10) days written notice of resignation to the Company and the Placement Agent. Upon receiving such notice of resignation, the Company and the Placement Agent shall promptly appoint a successor and, upon the acceptance by the successor of such appointment, release the resigning Escrow Agent from its obligations hereunder by written instrument, a copy of which instrument shall be delivered to the resigning Escrow Agent and the successor. If no successor shall have been so appointed and have accepted appointment within forty-five (45) days after the giving of such notice of resignation, the resigning Escrow Agent may petition any court of competent jurisdiction for the appointment of a successor.

          (i) Any partnership, corporation or other similar entity into which the Escrow Agent may be merged or converted or with which it may be consolidated, or any partnership, corporation or other similar entity resulting from any merger, conversion or consolidation to which the Escrow Agent shall be a party, or any partnership, corporation or other similar entity succeeding to the business of the Escrow Agent shall be the successor of the Escrow Agent hereunder without the execution or filing of any paper with any party hereto or any further act on the part of any of the parties hereto except where an instrument of transfer or assignment is required by law to effect such succession, anything herein to the contrary notwithstanding.

          (j) No printed or other matter in any language (including, without limitation, the Registration Statement, the prospectus and prospectus supplement relating to the Registration Statement, notices, reports and promotional material) which mentions the Escrow Agent’s or the Company’s name or the rights, powers, or duties of the Escrow Agent shall be issued by the other parties hereto or on such parties’ behalf unless the Escrow Agent or the Company, as the case may be, shall first have given its specific written consent thereto. The Escrow Agent hereby consents to the use of its name and the reference to the escrow arrangement in the Placement Agent Agreement, the Registration Statement and the prospectus and prospectus supplement relating to the Registration Statement.

     6. Indemnification of Escrow Agent. The Company hereby agrees to indemnify and hold the Escrow Agent harmless from any and all liabilities, obligations, damages, losses, claims, encumbrances, costs or expenses (including reasonable attorneys’ fees and expenses) (any or all of the foregoing herein referred to as a “Loss”) arising hereunder or under or with respect to the Escrowed Funds, except for Losses resulting from the willful misconduct or gross negligence of the Escrow Agent. Anything in this agreement to the contrary notwithstanding, in no event shall the Escrow Agent be liable for special, indirect or consequential loss or damage of any kind whatsoever (including but not limited to lost profits), even if the Escrow Agent has been advised of the likelihood of such loss or damage and regardless of the form of action.

     7. Fees. The Company agrees to (a) pay the Escrow Agent upon execution of this Agreement and from time to time thereafter reasonable compensation for the services to be rendered hereunder, which unless otherwise agreed in writing shall be as described in Schedule 1 attached hereto, and (b) pay or reimburse the Escrow Agent upon request for all expenses, disbursements and advances, including reasonable attorney’s fees and expenses, incurred or made by it in connection with the performance, delivery, modification and termination of this Agreement.

     8. Security Procedures. In the event funds transfer instructions are given (other than in writing at the time of execution of this Agreement, as indicated in Schedule 2 attached hereto),

whether in writing, by telecopier or otherwise, the Escrow Agent is authorized to seek confirmation of such instructions by telephone call-back to the person or persons designated in Schedule 3 attached hereto, and the Escrow Agent may rely upon the confirmation of anyone purporting to be the person or persons so designated. The persons and telephone numbers for call-backs may be changed only in a writing actually received and acknowledged by the Escrow Agent. If the Escrow Agent is unable to contact any of the authorized representatives identified in Schedule 3, the Escrow Agent is hereby authorized to seek confirmation of such instructions by telephone call-back to any one or more of the executive officers of the Company or the Placement Agent, as applicable (each an “Executive Officers”), as the Escrow Agent may select. Such Executive Officer shall deliver to the Escrow Agent a fully executed Incumbency Certificate, and the Escrow Agent may rely upon the confirmation of anyone purporting to be any such officer. The Escrow Agent and the beneficiary’s bank in any funds transfer may rely solely upon any account numbers or similar identifying numbers provided by the Company or the Placement Agent to identify (a) the beneficiary, (b) the beneficiary’s bank or (c) an intermediary bank. The Escrow Agent may apply any of the escrowed funds for any payment order it executes using any such identifying number, even when its use may result in a person other than the beneficiary being paid, or the transfer of funds to a bank other than the beneficiary’s bank or an intermediary bank designated; provided that the Escrow Agent has no knowledge that such identifying number is inaccurate. The parties to this Agreement acknowledge that these security procedures are commercially reasonable.

     9. Notices. Any notice or demand desired or required to be given hereunder shall be in writing and deemed given when sent by facsimile transmission with receipt confirmed to the facsimile number set forth below and addressed as follows:

(a)	If to the Escrow Agent, to:

JPMorgan Chase Bank, N.A.
Escrow Services
4 New York Plaza, 21st Floor
New York, NY 10004
Fax No.: (212) 623-6168/6380
Attention: Audrey Mohan

with wire transfers to:

JPMorgan Chase Bank, N.A.
ABA # 021 000 021
Account No.: 507 897455
Account Name: NY Escrow Special Subscription Account
FFC: a/c # 10220760 ArQule, Inc. Escrow Account
Attention: Audrey Mohan
Tel. No: (212) 623-5087

(b)	If to the Company, to:

ArQule, Inc.
19 Presidential Way
Woburn, MA 01801
Fax No.: (781) 503-0009
Attention: Stephen A. Hill

with copies to:

ArQule, Inc.
19 Presidential Way
Woburn, MA 01801
Fax No.: (781) 994-0587
Attention: General Counsel

and

Arnold & Porter LLP
555 Twelfth Street, NW
Washington, DC 20004
Fax No.: (202) 942-5999
Attention: Richard E. Baltz, Esq.

(c)	If to the Placement Agent, to:

J.P. Morgan Securities Inc.
277 Park Avenue, 11th Floor
New York, NY 10172
Fax No.: (212) 270-7487
Attention: Robert Vincent, Esq.

with a copy to:

Dechert LLP
4000 Bell Atlantic Tower
1717 Arch Street Philadelphia, PA 19103-2793 Fax No.: (215) 994-2222 Attention: James A. Lebovitz, Esq.

or to such other address or account information as hereafter shall be designated in writing by the applicable party to the other parties hereto.

     10. Entire Agreement. This Agreement and any exhibits and schedules hereto constitute the entire agreement between the parties hereto pertaining to the subject matters hereof, and supersede all negotiations, preliminary agreements and all prior and contemporaneous discussions and understandings of the parties in connection with the subject matters hereof. Any exhibits and schedules hereto are hereby incorporated into and made a part of this Agreement.

     11. Amendments. No amendment, waiver, change or modification of any of the terms, provisions or conditions of this Agreement shall be effective unless made in writing and signed by the parties or by their duly authorized agents. Waiver of any provision of this Agreement shall not be deemed a waiver of future compliance therewith and such provision shall remain in full force and effect.

     12. Severability. In the event any provision of this Agreement is held invalid, illegal or unenforceable, in whole or in part, the remaining provisions of this Agreement shall not be affected thereby and shall continue to be valid and enforceable.

     13. Governing Law. This Agreement shall be governed and construed in accordance with the laws of the State of New York without regard to any applicable principles of conflicts of law.

     14. Submission to Jurisdiction. ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK OR OF THE UNITED STATES OF AMERICA FOR THE SOUTHERN DISTRICT OF NEW YORK, AND, BY EXECUTION AND DELIVERY OF THIS AGREEMENT, THE COMPANY HEREBY ACCEPTS FOR ITSELF AND IN RESPECT OF ITS PROPERTY, GENERALLY AND UNCONDITIONALLY, THE JURISDICTION OF THE AFORESAID COURTS AND APPELLATE COURTS FROM ANY THEREOF. THE COMPANY HEREBY IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS OUT OF ANY OF THE AFOREMENTIONED COURTS IN ANY ACTION OR PROCEEDING BY THE MAILING OF COPIES THEREOF TO THE COMPANY BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, RETURN RECEIPT REQUESTED, TO THE COMPANY AT ITS ADDRESS SPECIFIED HEREIN. THE COMPANY HEREBY IRREVOCABLY WAIVES ANY OBJECTION, INCLUDING, WITHOUT LIMITATION, ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY SUCH ACTION OR PROCEEDING IN SUCH RESPECTIVE JURISDICTIONS.

     15. Headings and Captions. The titles or captions of paragraphs in this Agreement are provided for convenience of reference only, and shall not be considered a part hereof for purposes of interpreting or applying this Agreement, and such titles or captions do not define, limit, extend, explain or describe the scope or extent of this Agreement or any of its terms or conditions.

     16. Gender and Number. Words and phrases herein shall be construed as in the singular or plural number and as masculine, feminine or neuter gender, according to the context.

     17. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument, and in making proof hereof, it shall not be necessary to produce or account for more than one such counterpart.

     18. Binding Effect on Successors and Assigns. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective legal representatives, heirs, successors and assigns, and the subscribers of the Shares. Nothing in this Agreement, express or implied, is intended to confer upon any party, other than the parties hereto (and their respective legal representatives, heirs, successors and assigns), any rights, remedies, obligations or liabilities.

[Signature Page Follows]

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

ESCROW AGENT:

JPMORGAN CHASE BANK, N.A.

By:	/s/ Debra A. DeMarco

Name: Debra A. DeMarco
Title: Vice President

COMPANY:

ARQULE, INC.

By:	/s/ J. David Jacobs

Name: J. David Jacobs
Title: Vice President, Legal and General Counsel

PLACEMENT AGENT:

J.P. MORGAN SECURITIES INC.

By:	/s/ Peter P. Buckley

Name: Peter P. Buckley
Title: Managing Director

[Signature Page to Escrow Agreement]